SEASONS SERIES TRUST
Supplement to the Summary Prospectus Dated July 28, 2011
(as supplemented January 10, 2012)
Effective immediately, Focus Value Portfolio (the “Portfolio”). In the Portfolio Summary, in the Investment Adviser section, with regard to Northern Trust Investments, Inc. (“NTI”) all reference to Stephen G. Atkins is deleted in its entirety and supplemented with the following:

	Portfolio Manager of
Name	the Portfolio Since	Title
Donna Renaud	2012	Senior Vice President and Managing Director, Large Cap Value Equity Team
Date:     March 6, 2012
Versions:       Summary Combined Master